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                                                                    EXHIBIT 99.4

                                PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT, dated as of April 25, 2002 (this "Agreement"), is by and between VERSO TECHNOLOGIES, INC., a Minnesota corporation with its chief executive office and principal place of business located at 400 Galleria Parkway, Suite 300, Atlanta, Georgia 30339 (the "Pledgor"), and WA TELCOM PRODUCTS CO., INC., a Delaware corporation (the "Pledgee").

         WHEREAS, pursuant to Section 1.2(c) of that certain Stock Purchase Agreement, dated as of July 4, 2001, by and among the Pledgor and the Pledgee, as amended by that certain Closing Agreement, dated as of July 27, 2001 (as so amended, the "Purchase Agreement"), on March 31, 2002, the Pledgor shall pay to the Pledgee the Deferred Amount (as defined in the Purchase Agreement);

         WHEREAS, it is proposed that the Pledgor's obligation to pay the Deferred Amount be restructured pursuant to the terms and conditions of that certain Convertible Secured Promissory Note, dated as of the date hereof (the "Note"), by the Pledgor in favor of the Pledgee; and

         WHEREAS, it is a condition to the Pledgee's willingness to agree to such a restructuring that the Pledgor executes and delivers this Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. PLEDGE. As collateral security for the Secured Obligations (as hereafter defined), the Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Pledgee, and grants to the Pledgee a security interest in, all of the Pledgor's right, title and interest in, to and under the following (collectively, the "Collateral"):

         (a) all shares of common stock, par value $.01 per share, of NACT Telecommunications, Inc. ("NACT") owned or held by the Pledgor and all shares of common stock, par value $.01, per share, of Telemate.net Software, Inc. ("Telemate") owned or held by the Pledgor (all such shares being referred to as the "Pledged Shares");

         (b) all certificates representing the Pledged Shares, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; provided, however, that the Pledgee acknowledges and agrees that the certificates representing the Pledged Shares will not be delivered to the Pledgee until the termination of that certain Pledge Agreement by and between Silicon Valley Bank and the Pledgor (the "Pledge Agreement").


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         (c)      all other property hereafter delivered to the Pledgee in
substitution for or in addition to the foregoing, all certificates and instruments representing or evidencing such property and all cash, securities, interests, dividends, rights, and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

         (d) all rights, titles, interests, powers, privileges and preferences pertaining to any of the foregoing.

SECTION 2. OBLIGATIONS SECURED. This Agreement is made, and the security interest created hereby is granted to the Pledgee, to secure the prompt performance and payment in full of the following (collectively, the "Secured Obligations"): (a) all Obligations (as defined in the Parent Security Agreement); (b) all of the Pledgor's obligations under this Agreement; and (c) all reasonable costs and expenses incurred by the Pledgee in connection with the realization of the security for which this Agreement provides, including, without limitation, all reasonable costs and expenses of any proceedings to which this Agreement may give rise.

SECTION 3. REPRESENTATIONS AND WARRANTIES. The Pledgor hereby represents and warrants to the Pledgee as follows:

         (a) Validly Issued, etc. All of the Pledged Shares have been validly issued and are fully paid and nonassessable. The Pledged Shares constitute all of the issued and outstanding shares of capital stock of NACT and Telemate. Other than the Pledged Shares, the Pledgor owns no shares of capital stock or any other equity security of NACT or Telemate. Except as set forth in the Pledge Agreement, the Pledgor is not a party to or bound by any agreement affecting or relating to its right to transfer or vote the Pledged Shares. There is not outstanding, nor is NACT or Telemate bound by, any subscriptions, options, preemptive rights, warrants, calls, commitments or agreements or rights of any character requiring NACT or Telemate to issue, or entitling any Person to acquire, any additional shares of capital stock or any other equity security of NACT or Telemate, as the case may be.

         (b) Title and Liens. The Pledgor is the legal and beneficial owner of the Collateral and none of the Collateral is subject to any Lien other than Permitted Liens. No financing statement under the Uniform Commercial Code of any jurisdiction which names the Pledgor as debtor or covers any of the Collateral, or any other notice filed in the public records indicating the existence of a Lien thereon, has been filed and is still effective in any state or other jurisdiction, other than Uniform Commercial Code financing statements filed in favor of the Pledgee or in connection with a Permitted Lien, and the Pledgor has not signed any such financing statement or notice or any security agreement authorizing the filing of any such financing statement or notice, other than Uniform Commercial Code financing statements filed in favor of the Pledgee or in connection with a Permitted Lien.

         (c) Name; Chief Executive Office. The correct corporate name of the Pledgor is set forth in the first paragraph of this Agreement. The chief executive office and


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principal place of business of the Pledgor and the location of the Pledgor's books and records relating to the Collateral are located at the address of the Pledgor set forth in the first paragraph of this Agreement.

SECTION 4. COVENANTS. The Pledgor hereby unconditionally covenants and agrees as follows:

         (a) No Liens; No Sale of Collateral. The Pledgor will not create, assume, incur or permit or suffer to exist or to be created, assumed or incurred, any Lien on any of the Collateral (or any interest therein), other than Permitted Liens, and will not, without the prior written consent of the Pledgee, sell, lease, assign, transfer or otherwise dispose of all or any portion of the Collateral (or any interest therein).

         (b) Change of Locations, Name, Etc. Without giving the Pledgor at least 15 business days' prior written notice, the Pledgor will not (i) change the Pledgor's chief executive office, principal place of business, or the location of its books and records relating to the Collateral or (ii) change its name, identity or structure.

         (c) Notice of Event of Default. Promptly upon Knowledge of the Pledgor of the occurrence of any Event of Default, the Pledgor shall notify the Pledgee in writing thereof, which notice shall set forth the details of such Event of Default and the actions, if any, being taken or proposed to be taken with respect thereto.

SECTION 5. ADDITIONAL SHARES. The Pledgor shall not permit NACT or Telemate to issue any additional shares of capital stock unless such capital stock is pledged hereunder as provided in this Section. Further, the Pledgor shall not permit NACT or Telemate to amend or modify its articles or certificate of incorporation or by-laws in a manner which would adversely affect the voting, liquidation, preference or other similar rights of the Pledgor pledged hereunder. The Pledgor agrees that any additional capital stock of NACT or Telemate at any time issued to the Pledgor or otherwise acquired by the Pledgor shall be promptly delivered or otherwise transferred to the Pledgee as additional Collateral and shall be subject to the Lien of, and the terms and conditions of, this Agreement.

SECTION 6.        VOTING RIGHTS.

         (a) So long as no Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Collateral or any part thereof for any purpose not inconsistent with the terms and conditions of this Agreement or any agreement giving rise to or otherwise relating to any of the Secured Obligations; provided, however, that the Pledgor shall not exercise, or refrain from exercising, any such right or power if any such action would have a materially adverse effect on the value of such Collateral in the reasonable judgment of the Pledgee.

         (b) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to exercise the voting and/or consensual rights and powers which the Pledgor is entitled to exercise pursuant to subsection (a) above shall cease, and all


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such rights thereupon shall become immediately vested in the Pledgee, which shall have, to the extent permitted by law, the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers which the Pledgor shall otherwise be entitled to exercise pursuant to subsection (a) above.

SECTION 7. "EVENT OF DEFAULT" DEFINED. For purposes of this Agreement, "Event of Default" shall mean any of the following events: (i) any material breach by the Pledgor of any of its covenants or agreements contained herein and such failure is not cured within ten (10) days after the Pledgor's receipt of written notice of such failure; (ii) a breach of any of the Pledgor's representations or warranties contained herein which has had, or would reasonably be expected to have, a Material Adverse Effect, and such breach is not cured within ten (10) days after the Pledgor's receipt of written notice of such breach; or (iii) the occurrence of an Event of Default under, and as defined in, any other Transaction Document.

SECTION 8.        REMEDIES UPON DEFAULT.

         (a) In addition to any right or remedy that the Pledgee may have under the Note, the Guaranty, the other Transaction Documents or otherwise under Applicable Law, if an Event of Default shall have occurred and be continuing, the Pledgee may exercise any and all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction and may otherwise sell, assign, transfer, endorse and deliver the whole or, from time to time, any part of the Collateral at a public or private sale or on any securities exchange, for cash, upon credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Pledgee in its discretion shall deem appropriate. The Pledgee shall be authorized at any sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account in compliance with the Securities Act and upon consummation of any such sale the Pledgee shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Collateral so sold. Each purchaser at any sale of Collateral shall take and hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the fullest extent permitted by Applicable Law) all rights of redemption, stay and/or appraisal which the Pledgor now has or may at any time in the future have under any Applicable Law now existing or hereafter enacted. The Pledgor agrees that, to the extent notice of sale shall be required by Applicable Law, at least ten (10) days' prior written notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time shall also constitute reasonable notification. Such notice, in case of public sale, shall state the time and place for such sale, and, in the case of sale on a securities exchange, shall state the exchange on which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Pledgee may fix and shall state in the notice or publication (if any) of such sale. At any such sale, the Collateral, or portion thereof to be sold, may be sold in one lot as an entirety or in


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separate parcels, as the Pledgee may determine in its sole and absolute discretion. The Pledgee shall not be obligated to make any sale of the Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Collateral may have been given. The Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case the sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Pledgee until the sale price is paid by the purchaser or purchasers thereof, but the Pledgee shall not incur any liability to the Pledgor in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Agreement, the Pledgee, to the extent permitted by Applicable Law, may bid for or purchase, free from any right of redemption, stay and/or appraisal on the part of the Pledgor (all said rights being also hereby waived and released to the extent permitted by Applicable Law), any part of or all the Collateral offered for sale and may make payment on account thereof by using any claim then due and payable to the Pledgee from the Pledgor as a credit against the purchase price, and the Pledgee may, upon compliance with the terms of sale and to the extent permitted by Applicable Law, hold, retain and dispose of such property without further accountability to the Pledgor therefor. For purposes hereof, a written agreement to purchase all or any part of the Collateral shall be treated as a sale thereof; the Pledgee shall be free to carry out such sale pursuant to such agreement and the Pledgor shall be entitled to the return of any Collateral subject thereto, notwithstanding the fact that after the Pledgee shall have entered into such an agreement all Events of Default may have been remedied or the Secured Obligations may have been paid in full as herein provided. The Pledgor hereby waives any right to require any marshaling of assets and any similar right.

         (b) In addition to exercising the power of sale herein conferred upon it, the Pledgee shall also have the option to proceed by suit or suits at law or in equity to foreclose this Agreement and sell the Collateral or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction.

         (c) The rights and remedies of the Pledgee under this Agreement are cumulative and not exclusive of any rights or remedies which it would otherwise have.

         (d) The Pledgee acknowledges and agrees that the exercise of its rights and remedies under this Agreement is subject to the terms and conditions of that certain Subordination Agreement, dated the date hereof, by and among Silicon Valley Bank, the Pledgor, NACT, Telemate and the Pledgee.

SECTION 9. APPLICATION OF PROCEEDS OF SALE AND CASH. The proceeds of any sale of the whole or any part of the Collateral, together with any other moneys held by the Pledgee under the provisions of this Agreement, shall be applied by the Pledgee in the order determined by the Pledgee, with the balance (if any) of such proceeds after the payment in full of the Secured Obligations to be paid to the Pledgor or to whomsoever


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may be legally entitled thereto. The Pledgor shall remain liable and will pay, on demand, any deficiency remaining in respect of the Secured Obligations.

SECTION 10. PLEDGEE APPOINTED ATTORNEY-IN-FACT. The Pledgor hereby constitutes and appoints the Pledgee as the attorney-in-fact of the Pledgor with full power of substitution either in the Pledgee's name or in the name of the Pledgor to do any of the following: (a) to perform any obligation of the Pledgor hereunder in the Pledgor's name or otherwise; (b) to ask for, demand, sue for, collect, receive, receipt and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral; (c) to prepare, execute, file, record or deliver notices, assignments, financing statements, continuation statements, applications for registration or like papers to perfect, preserve or release the Pledgee's security interest in the Collateral or any of the documents, instruments, certificates and agreements described in
Section 12; (d) to verify facts concerning the Collateral in its own name or a fictitious name; (e) to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor, representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same; (f) to exercise all rights, powers and remedies which the Pledgor would have, but for this Agreement, under the Collateral; and (g) to carry out the provisions of this Agreement and to take any action and execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes hereof, and to do all acts and things and execute all documents in the name of the Pledgor or otherwise, deemed by the Pledgee as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder. Nothing herein contained shall be construed as requiring or obligating the Pledgee to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Pledgee or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Pledgor or to any claim or action against the Pledgee. The power of attorney granted herein is irrevocable and coupled with an interest.

SECTION 11. REIMBURSEMENT OF LENDER. The Pledgor agrees to pay upon demand to the Pledgee the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, and its fully allocated internal costs, that the Pledgee may incur in connection with (a) the administration of this Agreement, (b) the custody or preservation of, or any sale of, collection from, or other realization upon, any of the Collateral, (c) the exercise or enforcement of any of the rights of the Pledgee hereunder, or (d) the failure by the Pledgor to perform or observe any of the provisions hereof. Any such amounts payable as provided hereunder shall be Secured Obligations.

SECTION 12. FURTHER ASSURANCES. The Pledgor shall, at its sole cost and expense, take all action that may be necessary or desirable in the Pledgee's reasonable discretion, so as at all times to maintain the validity, perfection, enforceability and priority of the Pledgee's security interest in the Collateral, or to enable the Pledgee to exercise or


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enforce its rights hereunder, including, without limitation, (a) delivering to the Pledgee, endorsed or accompanied by such instruments of assignment as the Pledgee may specify, any and all chattel paper, instruments, letters of credit and all other advices of guaranty and documents evidencing or forming a part of the Collateral and (b) executing and delivering financing statements, pledges, designations, notices and assignments, in each case in form and substance satisfactory to the Pledgee, relating to the creation, validity, perfection, priority or continuation of the security interest granted hereunder. The Pledgor agrees to take, and authorizes the Pledgee to take on the Pledgor's behalf, any or all of the following actions with respect to any Collateral as the Pledgee shall reasonably deem necessary to perfect the security interest and pledge created hereby or to enable the Pledgee to enforce its rights and remedies hereunder: (i) to register in the name of the Pledgee any Collateral in certificated or uncertificated form; (ii) to endorse in the name of the Pledgee any Collateral issued in certificated form; and (iii) by book entry or otherwise, identify as belonging to the Pledgee a quantity of securities that constitutes all or part of the Collateral registered in the name of the Pledgee. Notwithstanding the foregoing, the Pledgor agrees that Collateral which is not in certificated form or is otherwise in book-entry form shall be held for the account of the Pledgee. The Pledgor hereby authorizes the Pledgee to execute and file in all necessary and appropriate jurisdictions (as determined by the Pledgee) one or more financing or continuation statements (or any other document or instrument referred to in the immediately preceding clause (b)) in the name of the Pledgor and to sign the Pledgor's name thereto. The Pledgor authorizes the Pledgee to file any such financing statement, document or instrument without the signature of the Pledgor to the extent permitted by Applicable Law. To the extent permitted by Applicable Law, a carbon, photographic, xerographic or other reproduction of this Agreement or any financing statement is sufficient as a financing statement. Any property comprising part of the Collateral required to be delivered to the Pledgee pursuant to this Agreement shall be accompanied by proper instruments of assignment duly executed by the appropriate Pledgor and by such other instruments or documents as the Pledgee may reasonably request.

SECTION 13. SECURITIES ACT. In view of the position of the Pledgor in relation to the Collateral, or because of other current or future circumstances, a question may arise under the Securities Act or any similar Applicable Law hereafter enacted analogous in purpose or effect (the Securities Act and any such similar Applicable Law as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Collateral permitted hereunder. The Pledgor understands that compliance with the Federal Securities Laws might limit the course of conduct of the Pledgee if the Pledgee were to attempt to dispose of all or any part of the Collateral in accordance with the terms hereof, and might also limit the extent to which or the manner in which any subsequent transferee of any Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Pledgee in any attempt to dispose of all or part of the Collateral in accordance with the terms hereof under applicable Blue Sky or other state securities laws or similar Applicable Law analogous in purpose or effect. The Pledgor recognizes that in light of the foregoing restrictions and limitations the Pledgee may, with respect to any sale of the Collateral, limit the purchasers to those who will agree, among other things, to acquire such Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor


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acknowledges and agrees that in light of the foregoing restrictions and limitations, the Pledgee, in its sole and absolute good faith discretion, may, in accordance with Applicable Law, (a) proceed to make such a sale whether or not a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) approach and negotiate with a single potential purchaser to effect such sale. The Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral in accordance with the terms hereof at a price that the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Pledgee sells.

SECTION 14. INDEMNIFICATION. The Pledgor agrees to indemnify and hold the Pledgee and any corporation controlling, controlled by, or under common control with, the Pledgee and any officer, attorney, director, shareholder, agent or employee of the Pledgee or any such corporation (each an "Indemnified Person"), harmless from and against any claim, loss, damage, action, cause of action, liability, cost and expense or suit of any kind or nature whatsoever (collectively, "Losses"), brought against or incurred by an Indemnified Person, in any manner arising out of or, directly or indirectly, related to or connected with the exercise by the Pledgee of any of its rights and remedies under this Agreement or any other action taken by the Pledgee pursuant to the terms of this Agreement; provided, however, the Pledgor shall not be liable to an Indemnified Person for any Losses to the extent that such Losses result from the negligence or willful misconduct of such Indemnified Person. The Pledgor's obligations under this section shall survive the termination of this Agreement and the payment in full of the Secured Obligations.

SECTION 15. SECURITY INTEREST ABSOLUTE. All rights of the Pledgee hereunder, the grant of a security interest in the Collateral and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Note, the Guaranty or any other Transaction Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of the payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any of the documents, instruments or agreements evidencing any of the Secured Obligations,
(c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Secured Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Secured Obligations).


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SECTION 16.       CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until it terminates in accordance with its terms. The Pledgor and the Pledgee hereby agree that the security interest created by this Agreement in the Collateral shall not terminate and shall continue and remain in full force and effect notwithstanding the transfer to the Pledgor or any person designated by it of all or any portion of the Collateral.

SECTION 17. NO WAIVER. Neither the failure on the part of the Pledgee to exercise, nor the delay on its part in exercising any right, power or remedy hereunder, nor any course of dealing between the Pledgee and the Pledgor shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy hereunder preclude any other or the further exercise thereof or the exercise of any other right, power or remedy.

SECTION 18. NOTICES. Unless otherwise provided herein, communications provided for hereunder shall be in writing and shall be mailed, telecopied, couriered or delivered to any party at its address for notices set forth in the Note. All such notices and other communications to the Pledgor or the Pledgee shall be deemed given when delivered personally, mailed by certified mail (postage pre-paid and return receipt requested), sent by overnight courier service or faxed (transmission confirmed), or otherwise actually received.

SECTION 19. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

SECTION 20. AMENDMENTS. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 21. BINDING AGREEMENT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (including, without limitation, liquidators and trustees), except that the Pledgor shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or any cash or property held by the Pledgee as collateral under this Agreement.

SECTION 22. TERMINATION. Upon indefeasible payment in full of all of the Secured Obligations, this Agreement shall terminate. Upon termination of this Agreement in accordance with its terms the Pledgee agrees to take such actions as the Pledgor may reasonably request, and at the sole cost and expense of the Pledgor, (a) to return the Collateral to the Pledgor, and (b) to evidence the termination of this Agreement, including, without limitation, the filing of any releases or any termination statements under the Uniform Commercial Code of any applicable jurisdiction.


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SECTION 23.       SEVERABILITY. Whenever possible, each provision of this
Agreement shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

SECTION 24. HEADINGS. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

SECTION 25. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute but one agreement.

SECTION 26. ENTIRE AGREEMENT. This Agreement and the other Transaction Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior written or oral agreements between the parties hereto which may have related to the subject matter hereof in any way.

SECTION 27.       DEFINITIONS.

         As used herein, the following terms have the indicated meanings:

         "Applicable Law" has the meaning given such term in the Parent Security Agreement.

         "Guaranty" means that certain Guaranty, dated as of the date hereof, by NACT and Telemate in favor of the Pledgee.

         "Knowledge of the Pledgor" means the actual knowledge of the Chief Executive Officer, Chief Financial Officer or Chief Operating Officer of the Pledgor.

         "Lien" has the meaning given such term in the Parent Security
Agreement.

         "Material Adverse Effect" means (i) a material impairment of the Pledgor's ability to perform any of the Secured Obligations or of the Pledgee's ability to enforce the Secured Obligations or to realize upon the Secured Obligations, (ii) a material impairment of the value of the Collateral or the amount the Secured Party would be likely to receive in a liquidation of such Collateral, or (iii) a material impairment of the priority of the Liens in favor of the Pledgee created hereby.

         "Parent Security Agreement" means that certain Security Agreement, dated as of the date hereof, between the Pledgor and the Pledgee.

         "Permitted Lien" has the meaning given such term in the Parent Security Agreement.

         "Person" means an individual, corporation, partnership, limited liability company, association, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Transaction Documents" has the meaning given such term in the Parent Security Agreement.

         IN WITNESS WHEREOF, the Pledgor and the Pledgee have executed and delivered this Pledge Agreement under seal as of this the date first written above.


                                    VERSO TECHNOLOGIES, INC.


                                    By: /s/ Juliet M. Reising
                                       ----------------------------------------
                                    Name: Juliet M. Reising
                                         --------------------------------------
                                    Title: EVP and CFO
                                          -------------------------------------


                                    WA TELCOM PRODUCTS CO., INC.


                                    By: /s/ Michael F. Mies
                                       ----------------------------------------
                                    Name: Michael F. Mies
                                         --------------------------------------
                                    Title: Vice President and Treasurer
                                          -------------------------------------